                              AMENDED AND RESTATED
                             SHAREHOLDERS' AGREEMENT

     This Amended and Restated  Shareholders'  Agreement  (this  "Agreement") is entered into the 30th day of October,  2001, among Taub-Co Management,  Inc., a
Michigan   corporation  (the  "Company"),   The  Taubman  Realty  Group  Limited
Partnership,  a Delaware  limited  partnership  ("TRG"),  The A. Alfred  Taubman
Restated Revocable Trust, as amended in its entirety by Instrument dated January
10, 1989 and  subsequently  by  Instrument  dated June 25, 1997, as the same may hereafter  be amended  from time to time (the "AAT  Trust") and Taub-Co Holdings
LLC,  a  Delaware  limited  liability  company  ("Holdings"),   based  upon  the
following:
     A. On November 20,  1992,  the  Company,  TRG,  the AAT Trust,  and Taub-Co
Holdings Limited  Partnership,  a Delaware limited  partnership,  entered into a shareholders' agreement (the "Shareholders'  Agreement") governing the Company's activities and the Company's voting common stock and non-voting common stock.
     B. On October 30,  2001,  the Company's  Articles of  Incorporation  were amended to provide that the Company has the  authority to issue 60,000 shares of common stock with full voting power.
     C. Pursuant to the amendment to the  Company's  Articles of  Incorporation, all the non-voting shares became voting shares, and immediately after the filing of the  amendment,  each  share of the  Company's  non-voting  common  stock was automatically converted into a share of voting common stock.
     D.  On  October  30,  2001,  Taub-Co  Holdings  Limited  Partnership  was
converted into a Delaware limited liability company known as "Holdings."

     E. The  parties  hereto  now wish to amend and  restate  the  Shareholders'
Agreement  in its  entirety to reflect  Holdings  (as the  successor  to Taub-Co
Holdings Limited  Partnership  pursuant to its conversion to a limited liability company) as a shareholder in the Company and for certain other reasons.
     NOW THEREFORE, the parties hereto agree that the Shareholders' Agreement is hereby  amended  and  restated in its  entirety  to read as follows:

                                   ARTICLE 1.
                                  DEFINITIONS

     As used in this Agreement,  the following terms have the meanings indicated
below or in the Sections referred to below:

     1.1 "AAT" means A. Alfred Taubman.

     1.2 "AAT Trust" is defined in the Preamble to this Agreement.

     1.3 "Affiliate"  means:  (i) with respect to any individual,  any member of such  individual's  Immediate  Family,  a  Family  Trust  with  respect  to such individual,  and any Person (other than an individual) in which such  individual and/or his Affiliate(s) owns, directly or indirectly, more than 50% of any class of Equity  Security or of the aggregate  Beneficial  Interest of all  beneficial owners,  or in which  such  individual  or his  Affiliate  is the  sole  general partner,  or the sole managing general partner,  or the sole managing member, or that is  Controlled  by such  individual  and/or his  Affiliates;  and (ii) with respect to any Person  (other  than an  individual),  any Person  (other than an individual)  which Controls,  is Controlled By, or is Under Common Control With,
such Person,  and any  individual  who is the sole  general  partner or the sole managing  general partner or the sole managing member in, or who Controls,  such
Person.

     1.4 "Agreement" is defined in the Preamble to this Agreement.

     1.5.  "Beneficial   Interest"  means  an  interest,   whether  as  partner,
shareholder,  cestui que trust,  or otherwise,  a contract  right, or a legal or equitable position under or by which the possessor  participates in the economic or other results of a Business  Organization  to which such  interest,  contract right, or position relates.

     1.6. "Book Value" means the amount,  at the relevant time and as determined
pursuant  to  GAAP  and  as  certified  by  the  Company's   independent  public
accountants,  by which the Company's  total assets  exceed the  Company's  total liabilities,  except that, for purposes of determining  Book Value: any Units of
Partnership  Interest (as defined in the  Continuing  Offer) held by the Company shall be valued pursuant to the formula set forth in the Continuing  Offer;  the
Company's  interest in the  Manager  shall be valued in the same manner as TRG's interest  in the  Manager is valued  pursuant  to Section  8.2 of the  Operating
Agreement;  marketable  securities  shall be valued at their fair  market  value reduced  by any  federal  and  state  taxes  that  would  be  incurred  upon the disposition of such  securities at the relevant time for such fair market value;
and the Company's  interest in the  Subsidiaries  which it currently owns and as they currently exist shall be deemed to have no value.

     1.7 "Business  Organization" means any trust, general partnership,  limited partnership,  limited liability company,  corporation,  joint venture,  business trust,  cooperative,  association,  or  other  form  of  business  organization, regardless of whether it is recognized as a legal entity under applicable law.

     1.8  "Closing  Date" has the meaning  ascribed to it in Section 2.3 of this
Agreement.

     1.9 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and corresponding provisions of succeeding law.

     1.10 "Common Stock" means the 60,000 shares of voting common stock that the
Company is authorized to issue as of the date of this Agreement, and any and all securities issued in respect thereof,  in exchange  therefor,  or into which the
Common Stock may hereafter be changed,  whether by reason of any stock dividend,
stock   split,   recapitalization,    reorganization,   merger,   consolidation,
combination, exchange or otherwise.

     1.11 "Company" is defined in the Preamble to this Agreement.

     1.12  "Continuing  Offer" means the irrevocable  offer of Taubman  Centers,
Inc. ("TCI"),  to certain partners in TRG and others,  pursuant to which TCI may acquire  interests in TRG in exchange for shares of TCI's common  stock,  as the same may exist from time to time.

     1.13  "Control(s)" (and the related terms "Controlled By" and "Under Common
Control  With") means,  with respect to any Person  (other than an  individual), possession by the applicable  Person or Persons of the power,  acting alone (or, solely among such applicable Persons,  acting together), to designate and direct or cause the designation  and direction of the management and policies  thereof, whether through the ownership of voting securities, by contract, or otherwise.

     1.14 "Election Notice" means the written notice delivered by the Company to
TRG, by which the Company elects to exercise the right  (pursuant to Section 2.2 of this  Agreement)  to  purchase  all,  but not less than all, of the shares of
Common Stock subject to a Third Party Offer that TRG desires to accept.

     1.15  "Equity  Security"  has the  meaning  ascribed  to it pursuant to the
Securities  Exchange Act of 1934 and the rules and  regulations  thereunder,  in each case as amended to the date hereof.

     1.16 "Expiration Election Notice" has the meaning ascribed to it in Section
2.3 of this Agreement.

     1.17  "Expiration  Event" has the meaning  ascribed to it in Section 2.3 of this Agreement.

     1.18 "Family Trust" means, with respect to any individual,  a trust for the benefit of such  individual  or for the benefit of any member or members of such individual's  Immediate  Family or for the  benefit of such  individual  and any member or members of such  individual's  Immediate  Family  (for the  purpose of determining  whether a trust is a Family Trust, the fact that one or more of the beneficiaries  (but not the sole  beneficiary) of the trust includes a Person or
Persons, other than a member of such individual's Immediate Family,  entitled to a distribution after the death of the settlor if he, she, it, or they shall have survived  the  settlor  of  such  trust,  which  distribution  is to be  made of something other than shares of Common Stock,  and/or includes an organization or organizations  exempt from federal  income taxes  pursuant to the  provisions of
Section 501(a) of the Code and described in Section 501(c)(3) of the Code, shall be  disregarded);  provided  however,  that in  respect of  transfers  by way of testamentary or inter vivos trust,  the trustee or trustees shall be solely such individual,  a member  or  members  of such  individual's  Immediate  Family,  a responsible  financial  institution,  and/or an attorney who is then entitled to practice law in any state in the United States.

     1.19 "GAAP" means generally accepted accounting principles.

     1.20 "Holdings Members" means those Persons holding,  at the relevant time, a Holdings  Membership  Interest.  At the date of this  Agreement,  the Holdings
Members are the AAT Trust, Robert S. Taubman, and William S. Taubman.  Reference
to a Holdings Member includes any of the Holdings Members.

     1.21   "Holdings   Membership   Interest"   means  the  right  to   receive
distributions  from  Holdings,  the right to receive  allocations of profits and losses with respect to Holdings' business,  the right, if any, to participate in the  management  of Holdings,  and all other legal and  equitable  rights that a
Person has or may have as a member in Holdings.

     1.22  "Immediate  Family"  means,  with respect to a Person,  such Person's spouse (former or then current),  (ii) such Person's  parents and  grandparents, and (iii) ascendants and descendants (natural or adoptive,  of the whole or half blood) of such  Person's  parents  or of the  parents  of such  Person's  spouse
(former or then current).

     1.23 "Manager" means The Taubman Company LLC, a Delaware limited  liability company.

     1.24  "Master  Services  Agreement"  means the  Master  Services  Agreement between TRG and the Manager, as the same may be amended or supplemented, and any agreement entered into by TRG and the Manager in replacement thereof.

     1.25 "Operating  Agreement" means the Operating  Agreement  between TRG and the Company with respect to the formation  and operation of the Manager,  as the same may be amended or supplemented.

     1.26  "Option"  has  the  meaning  ascribed  to it in  Section  2.3 of this
Agreement.

     1.27 "Permitted  Transferee" means: (i) with respect to any Holdings Member
(other  than the AAT Trust),  (a)  Holdings,  (b) the AAT Trust,  (C) a Holdings
Member,  (d)  any  Person  designated  by the  AAT  Trust  that  is a  Permitted
Transferee  of the AAT Trust,  and (e) a Family Trust of such  Holdings  Member, provided that such Holdings Member,  during his lifetime, is the sole trustee of such Family Trust and has the sole and  exclusive  authority  to  Transfer,  and exercise any voting or other  rights with  respect to, the  Holdings  Membership
Interest held by such Family  Trust;  and (ii) with respect to the AAT Trust and
Holdings,  (a) AAT, (b) an Affiliate of AAT or of the AAT Trust,  (c) a Holdings
Member, and (d) Holdings.

     1.28 "Person" or "Persons" means an individual,  a partnership  (general or limited), limited liability company, corporation, joint venture, business trust, cooperative, association, or other form of business organization, whether or not regarded  as a legal  entity  under  applicable  law,  a trust  (inter  vivos or testamentary),  an estate of a deceased,  insane, or incompetent person, a quasi
governmental   entity,  a  government  or  any  agency,   authority,   political
subdivision, or other instrumentality thereof, or any other entity.

     1.29 "Shareholders" means TRG, Holdings, and their permitted successors and assigns. "Shareholder" means any of the Shareholders.

     1.30 "Shareholders' Agreement" is defined in Recital A hereto.

     1.31  "Subsidiaries"  means any corporation the voting  securities of which are 100% owned by the Company,  which exists  primarily to provide  (directly or indirectly)  goods or  services  to, or for the  benefit  of,  TRG or any of its properties or TCI or any of its  properties,  and which,  in the conduct of such activities,  does not hold material assets. As of the date hereof, the following corporations  constitute  Subsidiaries:  Adaide Company, a Michigan corporation,
Mall Financing, Inc., a Michigan corporation, Taubman Management Services, Inc., a Michigan corporation,  Taubman Services, Inc., a Michigan corporation, Beverly
Center  Restaurant  Corp., a California  corporation,  MMW-87A, Inc., a Michigan corporation, Survivor, Inc., a Michigan corporation, Taub-Co C, Inc., a Michigan corporation,  Beverly  Finance  Corporation,  a  Delaware  corporation,  Beverly
Partners I, Inc., a Delaware

corporation,  Beverly  Partners  II,  Inc.,  a  Delaware  corporation,  Taub  Co
Biltmore,  Inc., a Delaware corporation,  Taub-Co Cherry Creek, Inc., a Delaware corporation, Taub-Co Fairfax, Inc., a Michigan corporation, and Woodland Finance
Corporation, a Delaware corporation.

     1.32  "Termination  Election  Notice"  has the  meaning  ascribed  to it in
Section 2.3 of this Agreement.

     1.33  "Termination  Event" has the meaning ascribed to it in Section 2.3 of this Agreement.

     1.34 "Third Party  Offer"  means a bona fide offer to purchase,  solely for cash,  all (but not less than all) of the  shares of Common  Stock  owned by TRG that TRG receives from a Third Party Offeror.

     1.35 "Third Party  Offeror"  means a third party who is not an Affiliate of
TRG.

     1.36  "Transfer"  means  assigning,  selling,   transferring,   exchanging,
pledging,  placing or permitting a lien to exist upon or otherwise  encumbering, granting an option or proxy  (other  than a proxy  granted on a short term basis
(i.e.,  for a  single  meeting)  to an  officer  of the  owner  of the  relevant interest),  or granting  any  interest in or rights  incident or relating to, or otherwise  disposing,  whether voluntarily or involuntarily,  or by operation of law,  for or  without  consideration  and  including,  without  limitation,  any transfer by testamentary disposition.

     1.37 "TRG" is defined in the Preamble to this Agreement.

     1.38  "Valuation  Date"  means the last day of the full  month  immediately preceding the Closing Date.

     1.39 "Valuation Date Book Value" has the meaning  ascribed to it in Section
2.3 of this Agreement.

                                   ARTICLE 2.

                            TRANSFERS OF COMMON STOCK
                        AND HOLDINGS MEMBERSHIP INTERESTS

     2.1. General. Except as expressly permitted by this Agreement,  without the prior  written  approval of the other  Shareholder,  neither  Shareholder  shall
Transfer  all or any shares of the Common  Stock held by such  Shareholder.  Any attempt to Transfer  shares of Common Stock in violation of this Agreement shall be

void ab initio.  Notwithstanding the foregoing, Holdings may Transfer all or any portion  of  Holdings'  shares  of Common  Stock to a  Permitted  Transferee  of
Holdings,  provided that such Permitted Transferee agrees in writing to be bound by all of the terms and restrictions set forth in this Agreement.
     Without TRG's prior written consent,  Holdings will not permit any Holdings
Member to  Transfer  all or any  portion of his  Holdings  Membership  Interest, except that each Holdings Member may Transfer his Holdings  Membership  Interest
to a Permitted Transferee of such Holdings Member,  provided that such Permitted
Transferee  agrees in writing  to be bound by all of the terms and  restrictions set forth in this Agreement.
     In the event that either  Shareholder  Transfers  all or any portion of the
Common Stock held by it in a transaction in full  compliance with the provisions of this Article 2, any consent,  vote, decision, or the like required under this
Agreement  shall  require  the  written  approval of a majority of the shares of
Common Stock originally held by Holdings or TRG, as the case may be.
     2.2. Right of First Refusal on TRG's Common Stock. If at any time after the expiration of the option  (defined  below) without its exercise,  TRG receives a
Third Party Offer that TRG desires to accept,  TRG shall first  submit the Third
Party  Offer to the AAT Trust and the  Company,  and the AAT Trust shall have 30 days within which to deliver an Election  Notice.  If the AAT Trust  delivers an
Election  Notice  within such 30-day period,  the AAT Trust shall  purchase  the shares  of  Common  Stock  that are the  subject  of the  Third  Party  Offer in accordance with the terms and conditions  contained in the Third Party Offer. If the AAT Trust advises TRG that it does not intend to deliver an Election  Notice or the AAT Trust fails to

deliver an Election  Notice  within such 30-day period,  the Company  shall then have 15 days from the  earlier of the date the AAT Trust so advises  TRG or such
30-day  period  has  elapsed,  as the case may be,  within  which to  deliver an
Election  Notice.  If the Company delivers an Election Notice within such 15-day period,  the  Company  shall  purchase  the shares of Common  Stock that are the subject of the Third Party  Offer in  accordance  with the terms and  conditions contained  in the Third  Party  Offer.  If neither the AAT Trust nor the Company delivers an Election Notice within the applicable period, TRG shall then have 30 days within which to complete the sale of the subject  shares to the Third Party
Offeror on terms and conditions,  and for a price, not less favorable to TRG, in each and every respect, than the terms,  conditions,  and price contained in the
Third Party Offer.  Any sale by TRG pursuant to the  provisions  of this Section
2.2 shall be  conditioned  upon the  receipt by the Company and the AAT Trust of the agreement,  in form and substance reasonably satisfactory to the Company and the  AAT  Trust,  of the  purchaser  to be  bound  by all of the  terms  hereof, including, without limitation, the provisions of this Section 2.2.
     2.3.  Option to Purchase TRG's Common Stock.  TRG hereby grants the Company an irrevocable option (the "Option") to purchase all, but not a portion,  of the shares of Common Stock held by TRG. The Option shall be  exercisable  upon TRG's failure to renew the Master Services  Agreement (an "Expiration  Event") or upon
TRG's  termination of the Master  Services  Agreement for cause, as set forth in the Master Services Agreement (a "Termination Event"). If the Company determines to exercise the Option (a) in the case of an Expiration Event, the Company shall give TRG written notice of exercise (the  "Expiration  Election  Notice") at any time within the one year period prior to the end of the then current term of the Master Services  Agreement,  and (b) in the case of a Termination Event, the
Company  shall give TRG written  notice of exercise (the  "Termination  Election
Notice") at any time within 90 days after the date on which the Company receives written notice from TRG of the Termination  Event. If the Company  exercises the
Option,  the closing date for the  purchase of TRG's Common Stock (the  "Closing
Date") shall be on a date  selected by the Company (upon at least 10 days' prior written  notice  to TRG)  that is not  more  than 60 days  after  delivery  of a
Termination  Election Notice or an Expiration  Election Notice,  as the case may be;  however,  if the Company  has also  elected to  purchase  TRG's  membership interest in the Manager  pursuant to the Operating  Agreement,  the Closing Date shall  be the  date on which  the  Company  (or its  designee)  purchases  TRG's membership interest in the Manager.
     Upon the  Company's  exercise of the Option,  the Company  shall direct the
Company's independent public accountants to certify the Company's  determination of Book Value as of the Valuation Date (the  "Valuation  Date Book Value").  The
purchase  price for TRG's shares of Common Stock shall be the product of (a) the
Valuation Date Book Value,  less any dividends (other than share dividends) that the Company has declared and paid subsequent to the Valuation  Date,  multiplied by (b) a  fraction,  the  numerator  of which  shall be the  number of shares of
Common Stock held by TRG, and the  denominator  of which shall be the then total number of  outstanding  shares of  capital  stock of the  Company.  TRG shall be entitled to its pro rata share of any dividends declared but unpaid prior to the
Valuation Date.
     On the Closing Date, the Company shall pay the purchase price, by certified check (same day funds) or by wire transfer of immediately  available  funds.  On the

Closing  Date,  TRG shall  transfer to the Company  (or its  designee)  good and marketable title to TRG's shares of Common Stock,  free and clear of any claims, liens, encumbrances,  restrictions, or rights of others, excluding any rights or restrictions  created  or  imposed  by this  Agreement  or by  federal  or state securities laws or regulations. TRG shall deliver such stock certificates, stock powers,  and other  instruments  as the  Company  (or its  designee)  reasonably requests  to  ensure  that the  Company  (or its  designee,  as the case may be)
acquires title to the Common Stock in the condition  required under this Section
2.3. The Company  shall,  if requested by TRG,  deliver an investment  letter in customary form confirming compliance with Article 3 hereof.
     2.4.  Exercise  of  Option.  TRG and  Holdings  hereby  agree that upon the occurrence of an Expiration Event or a Termination  Event,  they shall cause the
Company to (i)  exercise the Option and (ii)  acquire  TRG's  entire  membership interest in the Manager as provided in Article VIII of the Operating  Agreement, unless  they  agree  otherwise  in  writing.

                                   ARTICLE 3.
                 CERTIFICATE LEGENDS; INVESTMENT REPRESENTATION

     A copy of this  Agreement  shall be filed with the Secretary of the Company and kept with the records of the Company.  The certificates(s)  representing the
shares  of  Common  Stock  shall   conspicuously   bear   inscriptions   reading
substantially as follows:

          "THE SHARES  REPRESENTED BY THIS  CERTIFICATE HAVE NOT BEEN REGISTERED
     UNDER THE  SECURITIES  ACT OF 1933,  AS  AMENDED,  OR  QUALIFIED  UNDER ANY
     APPLICABLE  STATE  SECURITIES  LAWS.  THE SHARES HAVE BEEN ACQUIRED FOR THE
     ISSUEE'S OWN ACCOUNT,  FOR  INVESTMENT,  AND NOT WITH A VIEW TO  DISTRIBUTE
     THEM TO THE PUBLIC.  THE SHARES MAY

                                       10

     NOT BE PLEDGED OR  HYPOTHECATED  AND MAY NOT BE SOLD OR  TRANSFERRED  UNESS
     THEY ARE  REGISTERED  UNDER THE  SECURITIES  ACT OF 1933,  AS AMENDED,  AND
     QUALIFIED  UNDER ANY  APPLICABLE  STATE  SECURITIES  LAWS, OR UNLESS IN THE
     OPINION OF COUNSEL  WHICH  OPINION  AND  COUNSEL  ARE  SATISFACTORY  TO THE
     CORPORATION, SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

          THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE
     RESTRICTIONS  PRESCRIBED BY AN AGREEMENT  BETWEEN THE  CORPORATION  AND THE
     REGISTERED HOLDER OF THIS CERTIFICATE, AS MAY BE AMENDED FROM TIME TO TIME,
     A TRUE  AND  CORRECT  COPY  OF  WHICH  IS ON  FILE  AT THE  OFFICES  OF THE
     CORPORATION AT 200 EAST LONG LAKE ROAD, BLOOMFIELD HILLS, MICHIGAN 48304."

     Each Shareholder hereby confirms such  Shareholder's  representation to the
Company  and each  Holdings  Member  that  such  Shareholder  has  purchased  or otherwise acquired its shares of common stock of the Company for investment, for its own account, and not with a view to the resale or distribution thereof.

                                   ARTICLE 4.
                RESTRICTIONS ON TRG AND PAYMENTS TO SHAREHOLDERS

     The Company and the Shareholders agree that at all times when TRG holds any shares of Common  Stock,  the  activities  of the  Company  shall be  limited to holding a membership  interest in the Manager,  and engaging in any activity and exercising  any powers  permitted to  corporations  under the Michigan  Business
Corporation Act that are necessary or convenient to accomplish the foregoing.
     The  parties  hereby  agree  that  without  the  affirmative  vote  of both
Shareholders, the Company shall not pay any remuneration to any Shareholder, any
Holdings Member, any Affiliate of a Shareholder,  or any Affiliate of a Holdings
Member except in the form of cash dividends  paid equally,  on a share for share basis, on the Common Stock.

                                       11

                                   ARTICLE 5.
                                INJUNCTIVE RELIEF

     It is  acknowledged  that it will be  impossible  to  measure  in money the damages  that would be suffered if any party to this  Agreement  fails to comply with  any of the  terms  of this  Agreement  and  that in the  event of any such failure, each of the non-defaulting parties will be irreparably damaged and will not  have an  adequate  remedy  at law.  Any such non  defaulting  party  shall, therefore, be entitled to injunctive relief, including specific performance,  to enforce the terms of this  Agreement,  and if any action is brought in equity to enforce any of the  provisions  of this  Agreement,  none of the parties  hereto shall raise the defense that there is an adequate remedy at law.

                                   ARTICLE 6.
                      RESTRICTIONS ON TAUB-CO'S ACTIVITIES

     The Shareholders  agree that other than protecting the Company's  ownership of an interest  in TRG (and  pursuing,  exercising,  and  protecting  all of its rights and  interests in respect  thereof),  its ownership of an interest in the
Manager  (and  pursuing,  exercising,  and  protecting  all  of its  rights  and interests  in respect  thereof,  including,  without  limitation,  the option to acquire TRG's membership interest in the Manager in accordance with the terms of the Operating Agreement), its ownership of the Option (and pursuing, exercising, and protecting all of its rights in respect thereof), and its ownership of cash, other liquid  investments,  and other  corporations the sole activities of which are necessary or desirable in connection with the operation of the Manager, TRG, or an entity or entities for which  services are provided by the Manager  (which services  are  permitted  pursuant  to  the  Master

                                       12

Services  Agreement or the Corporate Services  Agreement),  and any other assets specifically  agreed to by the  Shareholders,  the Company may not engage in any other venture activity of whatever nature.

                                   ARTICLE 7.
                                     NOTICES

     All  notices  required  or  contemplated  under  this  Agreement  shall  be delivered  (a)  personally,  (b) by next  day  courier  service  (e.g.,  Federal
Express),  or (c) by certified or registered  mail,  return  receipt  requested, addressed, in the case of either Shareholder, to such Shareholder at its address reflected in the Company's  records and addressed,  in the case of the AAT Trust or the Company, to the AAT Trust or the Company, as applicable, to:

                  200 East Long Lake Road
                  Suite 200
                  Bloomfield Hills, Michigan 48304
                  Attention: President

All  notices  under this  Agreement  shall be deemed  received  when  personally delivered,  on the first business day after  depositing  with a next day courier service,  or in the case of mailing,  upon receipt or refusal to accept shown on the delivery receipt or return receipt.

                                   ARTICLE 8.
                                 MISCELLANEOUS

     8.1.  Successors  and Assigns.  This  Agreement  shall be binding upon, and shall  inure to the  benefit  of,  the  parties  hereto,  and  their  respective successors and permitted assigns,  including without limitation any successor or successors of any party by liquidation,  reorganization,  merger, consolidation, sale of substantially all

                                       13

assets, or other change in corporate,  partnership, or limited liability company structure.
     8.2.  Governing  Law.  This  Agreement  shall be governed  by, and shall be interpreted  and construed in accordance  with, the law of the State of Michigan applicable to contracts and agreements to be performed  solely with the State of
Michigan by residents of the State of Michigan,  i.e.,  without regard to choice of law principles.
     8.3.  Captions.  The  captions  used  throughout  this  Agreement  are  for convenience only and shall not be used in the  interpretation or construction of this Agreement.
     8.4. References;  Gender. Unless the context otherwise requires, references in this  Agreement  to  Sections  shall be deemed to refer to  Sections  of this
Agreement.  Throughout  this Agreement,  the use of masculine  pronouns shall be deemed to include feminine and neuter pronouns as the context may require.
     8.5.  Entire  Agreement;  Amendment.  This  Agreement  contains  the entire agreement among the parties hereto with respect to the transactions contemplated herein,  supersedes  all prior  written  agreements  and  negotiations  and oral understandings,  if any,  and may not be  amended,  supplemented  or  discharged except  by  performance  or by an  instrument  in  writing  signed by all of the parties hereto.
     8.6.  Severability.  Wherever  possible,  each  provision of this Agreement shall  be  interpreted  in  such  manner  as to be  effective  and  valid  under applicable  law, but if any provision of this Agreement  shall be prohibited by, or shall be invalid under,  applicable  law, such provision shall be ineffective to the  extent of such

                                       14

prohibition or invalidity,  without invalidating the remainder of such provision or the remaining provisions of this Agreement.
     IN WITNESS WHEREOF,  the undersigned have entered into this Agreement as of the date first above written.

                    TAUB-CO MANAGEMENT, INC., a Michigan
                    corporation

                    By:      /s/ Robert S. Taubman
                             ___________________________________________________

                    Its:     Authorized Signatory

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                    THE TAUBMAN REALTY GROUP LIMITED
                    PARTNERSHIP, a Delaware limited partnership

                    By:      /s/ Lisa A. Payne
                             ___________________________________________________

                    Its:     Authorized Signatory

                    THE A. ALFRED TAUBMAN  RESTATED  REVOCABLE TRUST, as amended and restated in its entirety by Instrument dated January 10,
                    1989 and  subsequently by Instrument dated June 25, 1997, as the same may hereafter be amended from time to time

                    By:      /s/ A. Alfred Taubman
                             ___________________________________________________
                             A. Alfred Taubman, Trustee

                    TAUB-CO HOLDINGS LLC, a Delaware limited liability company

                    By:  A. Alfred Taubman Restated  Revocable Trust, as amended and  restated  in  its  entirety  by  instrument  dated
                         January 10, 1989 and  subsequently by Instrument  dated
                         June 25,  1997,  as the same may  hereafter  be amended
                         from time to time, Member

                    By:      /s/ A. Alfred Taubman
                             ___________________________________________________
                             A. Alfred Taubman, Trustee

          Each of the  undersigned  hereby  agrees not to Transfer or attempt to
     Transfer,  all or any portion of his Holdings Membership Interest except as permitted pursuant to the second paragraph of Section 2.1.

                    /s/ Robert S. Taubman
                    ____________________________________________________________
                    ROBERT S. TAUBMAN

                    /s/ William S. Taubman
                    ____________________________________________________________
                    WILLIAM S. TAUBMAN

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